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                                                                    EXHIBIT 10.9

                            FIRST AMENDMENT TO LEASE


I.   PARTIES AND DATE.

     This First Amendment to Lease (the "Amendment") dated March 17, 2004, is by and between WW&LJ GATEWAYS, LTD., a California limited partnership ("Landlord") and IMMERSION CORPORATION, a Delaware corporation ("Tenant").

II.  RECITALS.

     On January 11, 2000, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 801 Fox Lane, San Jose, California ("Premises").

     Landlord and Tenant each desire to modify the Lease to extend the Lease Term, to adjust the Basic Rent, and to make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

     A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

          1. Item 5 is hereby deleted in its entirety and substituted therefor shall be the following:

               "5. Lease Term: The Term of this Lease shall expire at midnight on June 30, 2010"

          2.   Item 6 is hereby amended by adding the following:

               "Commencing March 1, 2004, the Basic Rent shall be Forty Seven Thousand Six Hundred Sixty-Eight Dollars ($47,668.00) per month, based on $1.00 per rentable square foot.

               Commencing June 19, 2005, the Basic Rent shall be Thirty Five Thousand Seven Hundred Fifty-One Dollars ($35,751.00) per month, based on $.75 per rentable square foot.

               Commencing July 1, 2006, the Basic Rent shall be Thirty Six Thousand Seven Hundred Four Dollars ($36,704.00) per month, based on $.77 per rentable square foot.

               Commencing July 1,2007, the Basic Rent shall be Thirty Eight Thousand One Hundred Thirty-Four Dollars ($38,134.00) per month, based on $.80 per rentable square foot.

               Commencing July 1, 2008, the Basic Rent shall be Thirty Nine Thousand Eighty-Eight Dollars ($39,088.00) per month, based on $.82 per rentable square foot.

               Commencing July 1, 2009, the Basic Rent shall be Forty Thousand Forty-One Dollars ($40,041.00) per month, based on $.84 per rentable square foot."


     B. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.


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IV.  GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Expenses and Legal Fees. The provisions of the Lease respecting payment of expenses and legal fees set forth in Section 14.6 shall also apply to this Amendment.


V.   EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.


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
LANDLORD:                                   TENANT:
WW&LJ GATEWAYS, LTD.,                       IMMERSION CORPORATION,
a California limited partnership            a Delaware corporation

By:     THE IRVINE COMPANY,
        as attorney-in-fact for
        WW&LJ Gateways, Ltd.
        And not on its own behalf



By: /s/ Donald S. McNutt                    By: /s/ Victor Viegas
    ------------------------------------        --------------------------------
    Donald S. McNutt, Senior VicE           Name: Victor Viegas
    President Leasing, Office Properties    Title: President, CEO and CFO



By: /s/ Michael T. Bennett
    ------------------------------------
    Michael T. Bennett
    Vice President, Operations
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